UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2025

Life360, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42120	26-0197666
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 South Norfolk Street, Suite 310 San Mateo, CA 94403
(Address of principal executive offices, including zip code)

(415) 484-5244
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)
______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	LIF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition.
Life360, Inc., a Delaware corporation (“the Company”) is furnishing this Current Report on Form 8-K in connection with the disclosure of information, in the form of textual information from a media release issued on November 10, 2025. A copy of the media release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 7.01     Regulation FD Disclosure.
The Company is furnishing this Item 7.01 of this Current Report on Form 8-K in connection with the disclosure of information, in the form of the textual information from a PowerPoint presentation to be given during a conference call and webcast on November 10, 2025 at 5:00 p.m. Eastern Time. A copy of the PowerPoint presentation to be used for the conference call and webcast is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
In addition, on November 10, 2025, the Company issued a press release announcing that it had entered into an Agreement and Plan of Reorganization (the “Merger Agreement”), dated as of November 9, 2025, by and among the Company, Nativo, Inc. (“Target”), two wholly owned subsidiaries of the Company (“Merger Sub 1” and “Merger Sub 2”), and Shareholder Representative Services LLC, as the stockholders’ representative, in a transaction valued at approximately $120 million in a combination of cash and common stock consideration (the “Transaction”). Consummation of the Transaction is subject to the satisfaction or waiver of customary closing conditions and is expected to occur in January 2026. The Merger Agreement contains customary representations, warranties, covenants, and post-closing indemnification obligations of the parties thereto. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.
The information in Item 2.02 (including Exhibit 99.1) and Item 7.01 (including Exhibits 99.2 and 99.3) of this Current Report on Form 8-K is furnished and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
The replay of the conference call and webcast will be available on the Company’s website located at www.life360.com, although the Company reserves the right to discontinue that availability at any time.
Forward-Looking Statements
This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934, as amended. These statements may include, but are not limited to, statements regarding the proposed acquisition of Nativo, Inc., the expected timing of completion of the Transaction, the anticipated benefits and synergies of the acquisition, the acceleration of the Company’s advertising strategy, the integration of technology and teams, and the impact of the Transaction on the Company’s financial condition, operating results, business strategy, and growth prospects, as well as other statements regarding future plans, objectives, expectations, and intentions of the Company’s management.
Words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “should,” “will,” “estimate,” “potential,” “project,” “forecast,” “likely,” “target,” and similar expressions are intended to identify such forward-looking statements. These statements are based on current expectations, estimates, and projections about the Company’s business and industry, management’s beliefs, and certain assumptions made by the Company. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties, and other factors, many of which are beyond the Company’s control. Actual results may differ materially from those expressed or implied in these forward-looking statements as a result of various factors, including, but not limited to, market conditions and economic factors affecting the digital advertising industry; the ability of the Company and Nativo, Inc. to satisfy the conditions to closing the Transaction on the anticipated timeline, or at all; the successful integration of Nativo, Inc.’s technology, teams, and operations into the Company’s business; the realization of expected synergies and benefits of the acquisition; and risks described in greater detail under the heading “Risk Factors” in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and with the Australian Securities Exchange (“ASX”).

The Company cautions investors and prospective investors not to place undue reliance on forward-looking statements, which speak only as of the date of this release. Except as required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements to reflect events, circumstances, or new information after the date of this release, whether as a result of new information, future developments, or otherwise. Nothing in this announcement should be relied upon as a promise or guarantee of future performance. The Company may not complete the acquisition of Nativo, Inc., and if the acquisition is completed, there can be no assurance that the anticipated benefits will be realized to the extent described herein or at all.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Media release of the Registrant dated November 10, 2025

99.2	Life360, Inc. Investor Presentation

99.3	Media release of the Registrant dated November 10, 2025

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE360, INC.

Dated:	November 10, 2025	By:	/s/ Russell Burke
Russell Burke

Chief Financial Officer